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                                                                   EXHIBIT 10.01

                       THIRD AMENDMENT TO LEASE AGREEMENT


This Third Amendment to Lease Agreement (the "Amendment") is made and entered into as of May 1, 1998, by and between RND FUNDING COMPANY I, a Delaware corporation ("Landlord"), and Symantec Corporation, a Delaware corporation ("Tenant"), with reference to the following facts.


                                    RECITALS


A. Kim Camp No. VII, a California general partnership ("Original Landlord") and Tenant have entered into that certain Lease Agreement dated as of February 27, 1991 as subsequently amended pursuant to that certain First Amendment dated as of October 9, 1992 and that Second Amendment dated as of March 7, 1995, (hereinafter, collectively the "Lease") for the leasing of certain premises consisting of approximately 78,181 rentable square feet located at 1450 Kifer Road, Sunnyvale, California (the "Premises") as such Premises are more fully described in the Lease.

B. In connection with the sale by Original Landlord to Landlord of certain real property of which the Premises is a part, effective as of September 1, 1997. Original Landlord assigned all its rights, title and interest in, to and under the Lease to Landlord and Landlord assumed the obligations of Original Landlord under the Lease to the extent such obligations first arise and accrue on or after September 1, 1997.

C. Landlord and Tenant now wish to amend the Lease to provide for, among other things, the extension of the Term of the Lease, all upon and subject to each of the terms, conditions, and provisions set forth herein. Both parties acknowledge the Amendment is entered into as of June 17, 1998, which date is after the effective date of the Amendment.


NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Recitals: Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

     2. Term: The Term of the Lease shall be extended from May 1, 1998 to April 30, 2000 (the "Extended Term").

     3. Base Rent: The Basic Lease Information and Section 4 of the Lease are hereby modified to provide that during the Extended Term of the Lease the monthly Base Rent payable by Tenant to Landlord, in accordance with the provisions of Section 4 of the Lease shall be in accordance with the following schedule:

          Period                    monthly Base Rent
          5/1/1998-4/30/1999        $74,132.30
          5/1/1999-4/30/2000        $78,041.35

     4. Option to Extend the Term: The parties hereby acknowledge and agree that Tenant did exercise the Option to Extend the Term of the Lease in accordance with the terms and conditions set forth in Section 1.2 of the Second Amendment to Lease Agreement. Tenant further acknowledges and agrees that the Option to Extend the Lease as set forth in Section
          1.2 of the Second Amendment to Lease Agreement is of no further force and effect, and Tenant does not have any additional rights under the Lease to further extend the Term of the Lease.

     5. Condition of Premises: Tenant acknowledges and agrees that its possession of the Premises after May 1, 1998 is a continuation of Tenant's possession of the Premises under the Lease. Tenant is familiar with the condition of the Premises, and agrees to accept the Premises in their existing condition "AS IS", without any obligation of Landlord to remodel, improve or alter the Premises, to perform any other construction or work of improvement upon the Premises, or to provide Tenant with any construction or refurbishing allowance.

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      6.    Brokers: Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Amendment whose commission shall be payable by Landlord. If Tenant has dealt with any person, real estate broker or agent with respect to this Amendment, Tenant shall be solely responsible for the payment of any fee due to said person or firm, and Tenant shall hold Landlord free and harmless against any liability with respect thereto, including attorneys' fees and costs.

      7. EFFECT OF AMENDMENT: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

      8. DEFINITIONS: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

      9. AUTHORITY: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

      10. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Symantec Corporation,
a Delaware corporation

By:   /s/  H. BAIN III
      ----------------------------

Its:
      ----------------------------

Date:      8-12-98
      ----------------------------

By:
      ----------------------------

Its:
      ----------------------------

Date:
      ----------------------------

LANDLORD:

RND FUNDING COMPANY I,
a Delaware corporation

By:
      ----------------------------

Its:
      ----------------------------

Date:
      ----------------------------

By:   LPG MS, Inc.,
      As manager and agent for RND FUNDING COMPANY I

      By:   /s/  BARRY DI RAIMONDO
            -----------------------------
                 Senior Vice President

      Date:
            -----------------------------

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